UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: January 28, 2026
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 2.02.     Results of Operations and Financial Condition.
On January 29, 2026, Arrow Financial Corporation (the "Company") issued a press release containing unaudited financial information and accompanying discussion for the year-to-date period ended December 31, 2025.  A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 5.02(b). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director Miller to Retire. On January 28, 2026, Elizabeth A. Miller notified the Board of Directors of Arrow Financial Corporation (the "Company") that she will retire from the Board after serving out the rest of her term which ends at the 2026 Annual Meeting. Ms. Miller has served as a Director of the Company since 2017. We thank her for her many years of service to the Company and wish her the best.

Item 7.01.     Regulation FD Disclosure.
On January 29, 2026, the Company made available certain presentation material (the "Fourth Quarter 2025 Investor Presentation"), which includes among other things, a review of financial results and trends through the period ended December 31, 2025. The furnished Fourth Quarter 2025 Investor Presentation should be read in conjunction with our Earnings Release for the quarter ended December 31, 2025.
A copy of the presentation material is included as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference.

The information furnished under this Report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 8.01.     Other Events.
On January 28, 2026, the Board of Directors (the “Board”) of Arrow Financial Corporation (the “Company”) declared a quarterly cash dividend of $0.30 per share payable February 25, 2026 to shareholders of record on February 11, 2026.

A copy of the press release announcing the quarterly cash dividend is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
Exhibit No. Description
Exhibit 99.1 Arrow Financial Corporation Earnings Press Release dated January 29, 2026
Exhibit 99.2 Arrow Financial Corporation Fourth Quarter 2025 Investor Presentation
Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Registrant

Date:	January 29, 2026	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer